UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   __________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  FEBRUARY 10, 2004
                                                        ------------------


                       COMMUNITY CAPITAL BANCSHARES, INC.
          ------------------------------------------------------------
               (Exact name of registrant as specified in charter)

           GEORGIA                 000-25345               58-2413468
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       (State or other            (Commission            (IRS Employer
       jurisdiction of            File Number)         Identification No.)
        incorporation)


2815 MEREDYTH DRIVE, ALBANY, GA                                         31707
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                    (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code  (229) 446-2265
                                                   -----------------


                    _________________________________________
          (Former name or former address, if changed since last report)

ITEM 12.  Results of Operations and Financial Condition.

     On February 10, 2004, Community Capital Bancshares, Inc. (the "Company") issued a press release regarding its financial results for the year ended December 31, 2003. The Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

     The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        COMMUNITY CAPITAL BANCSHARES, INC.


Dated: February 18, 2004
                                        By:     /s/ David J. Baranko
                                           -------------------------------------
                                        Name:     David J. Baranko
                                             ---------------------------
                                        Title:    CFO
                                              --------------------------

                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
-----------    -----------

   99.1 Press Release of Community Capital Bancshares, Inc., dated February 10, 2004.